[LOGO]: SECURITY BENEFIT(R)
                           SECURITY BENEFIT ADVISOR VARIABLE ANNUITY APPLICATION

ISSUED BY SECURITY BENEFIT LIFE INSURANCE COMPANY, TOPEKA, KANSAS. QUESTIONS? CALL OUR NATIONAL SERVICE CENTER AT 1-800-888-2461.

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INSTRUCTIONS
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Complete the entire form to establish a new Security Benefit Advisor Variable
Annuity Contract. Please type or print.
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1. CHOOSE TYPE OF ANNUITY CONTRACT
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Please select the annuity type: [ ] 403(b) TSA         [ ] Roth 403(b) TSA
                                [ ] Traditional IRA    [ ] Roth IRA

Initial Contribution $
                      ----------------------
FOR IRAS ONLY: Current Year $          Prior Year $         Rollover $
                             ---------             --------           ----------
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2. PROVIDE ANNUITANT INFORMATION
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Name of Annuitant
                 ---------------------------------------------------------------
                 First                           MI                         Last

Mailing Address
               -----------------------------------------------------------------
               Street Address          City              State          ZIP Code

Residential Address
(if different from
mailing address)
                   -------------------------------------------------------------
                   Street Address           City          State         ZIP Code

Social Security Number/Tax I.D. Number             Date of Birth
                                      -----------                ---------------
                                                                  (mm/dd/yyyy)

Daytime Phone Number                    Home Phone Number
                    ------------------                    ----------------------
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3. PROVIDE CONTRACTOWNER INFORMATION
----------------------------------------
[ ] Same as Annuitant

Name of Contractowner
                     -----------------------------------------------------------
                     First                           MI                Last

Mailing Address
               -----------------------------------------------------------------
               Street Address            City              State     ZIP Code

Residential Address
                   -------------------------------------------------------------
(if different from mailing address) Street Address    City     State    ZIP Code

Social Security Number/Tax I.D. Number               Date of Birth
                                      ---------------             --------------
                                                                  (mm/dd/yyyy)

Daytime Phone Number                    Home Phone Number
                    -----------------                     ----------------------
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4. PROVIDE JOINT OWNER INFORMATION
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Name of Joint Owner                                          [ ] Male [ ] Female
                  -------------------------------------------
                  First              MI                  Last

Mailing Address
               -----------------------------------------------------------------
               Street Address            City           State        ZIP Code

Residential Address
                   -------------------------------------------------------------
(if different from mailing address) Street Address   City    State   ZIP Code

Social Security Number/Tax I.D. Number              Date of Birth
                                      -------------               --------------
                                                                   (mm/dd/yyyy)

Daytime Phone Number                       Home Phone Number
                   -----------------------                  --------------------
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V9601 U (1-06)                      MT SB Advisor 15-96012-01  2010/02/15  (1/4)

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5. PROVIDE PRIMARY AND CONTINGENT BENEFICIARY(IES)
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For additional Primary Beneficiaries, please attach a separate list to the end of this application.
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
----------------------------------------------------------------------------------------------------
  PRIMARY BENEFICIARY NAME          DOB (MM/DD/YYYY)        RELATIONSHIP TO OWNER      % OF BENEFIT
----------------------------------------------------------------------------------------------------
1.
----------------------------------------------------------------------------------------------------
2.
----------------------------------------------------------------------------------------------------
3.
----------------------------------------------------------------------------------------------------
4.
----------------------------------------------------------------------------------------------------

For additional Contingent Beneficiaries, please attach a separate list to the end of this application.

----------------------------------------------------------------------------------------------------
  CONTINGENT BENEFICIARY NAME       DOB (MM/DD/YYYY)       RELATIONSHIP TO OWNER       % OF BENEFIT
----------------------------------------------------------------------------------------------------
1.
----------------------------------------------------------------------------------------------------
2.
----------------------------------------------------------------------------------------------------

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6. PROVIDE REPLACEMENT INFORMATION
-----------------------------------------
Do you currently have any existing annuity or insurance policies? [ ] Yes [ ] No

Does this proposed contract replace or change any existing annuity or insurance policy? [ ] Yes [ ] No

If Yes, please list the company and policy number.

Company Name                                Policy Number
            --------------------------------             -----------------------
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7. CHOOSE OPTIONAL RIDERS
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Please select only one Rider from each category.

Please do not exceed the maximum Rider cost for your contract.

DEATH BENEFIT RIDER:

 [ ]  Annual Stepped Up Death Benefit

CREDIT ENHANCEMENT RIDER:
      [ ] 4%

SURRENDER CHARGE RIDERS:

 [ ]  Nursing Home, Terminal Illness, Disability

 [ ]  15-years or Disability

 [ ]  0-year Alternate Withdrawal Charge Rider

 [ ]  4-year Alternate Withdrawal Charge Rider
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                                                                 Please Continue

V9601 U (1-06)                      MT SB Advisor 15-96012-01  2010/02/15  (2/4)

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8. INDICATE INVESTMENT DIRECTIONS
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Please refer to the Fund List sheet and indicate your investment preferences below. Use whole percentages totaling 100%.

      PERCENTAGE     FUND CODE            FUND NAME
               %
      ---------      ------------------   --------------------------------------
               %
      ---------      ------------------   --------------------------------------
               %
      ---------      ------------------   --------------------------------------
               %
      ---------      ------------------   --------------------------------------
               %
      ---------      ------------------   --------------------------------------
               %
      ---------      ------------------   --------------------------------------
               %
      ---------      ------------------   --------------------------------------
               %
      ---------      ------------------   --------------------------------------
               %
      ---------      ------------------   --------------------------------------
               %
      ---------      ------------------   --------------------------------------
      MUST TOTAL 100%
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9. SALARY INFORMATION
--------------------------------------
PLEASE COMPLETE THIS SECTION ONLY IF YOU ARE CONTRIBUTING THROUGH SALARY REDUCTION AND/OR DEDUCTION.
Contribution Amount (select all that apply):
 [ ] Pre-tax Qualified Contribution of $       per year or     % per pay period.
                                        -------           -----
 [ ] After-tax Roth Contribution of $        per year or       % per pay period.
                                     --------           -------
Beginning:                        Please skip the following month(s):
          -----------------------                                    -----------
          Date (mm/dd/yyyy)
Will your employer match contributions? [ ] Yes [ ] No

Employer Name
             -------------------------------------------------------------------
Mailing Address
               -----------------------------------------------------------------
               Street Address              City         State           ZIP Code
Billing Statement Address
(if different from above)
                          ------------------------------------------------------
                          Street Address      City          State       ZIP Code
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10. SET UP ELECTRONIC PRIVILEGES
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Transactions may be requested via telephone, internet, or other electronic means by the Owner and/or servicing sales representative based on instructions of the Owner.
[ ] I do NOT wish to authorize electronic privileges.
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11. STATEMENT OF UNDERSTANDING
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I have been given a current prospectus that describes the Contract for which I am applying. I UNDERSTAND THAT ANNUITY PAYMENTS AND WITHDRAWAL VALUES,
IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE INVESTMENT OPTIONS ARE VARIABLE AND DOLLAR AMOUNTS ARE NOT GUARANTEED and that any benefits, values or payments based on performance of the Investment Options may vary and are NOT guaranteed by the U.S. Government or any State Government; and are NOT federally insured by the FDIC, the Federal Reserve Board or any other agency, Federal or State. I further understand that I bear all investment risk unless some of my funds are placed in the Security Benefit Fixed Account.

If my annuity contract qualifies under Section 403(b), I declare that I know:
(1) the limits on withdrawals from my Contract imposed by Section 403(b)(11) of the Internal Revenue Code; and (2) the investment choices available under my employer's Section 403(b) plan to which I may elect to transfer my account balance. I understand that the amount paid and the application must be acceptable to Security Benefit under its rules and practices. If they are, the contract applied for will be in effect on the Contract Date. If they are not, Security Benefit will be liable only for the return of the amount paid.

[ ] Check this box to receive a Statement of Additional Information.
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 V9601 U (1-06)                       MT SB Advisor 15-96012-01 2010/02/15 (3/4)

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12. STATE FRAUD DISCLOSURE
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Any person who, with intent to defraud or knowing that he/she is facilitating fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.
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13. PROVIDE SIGNATURE
---------------------------------------
My signature below indicates the information provided within the application is accurate and true to the best of my knowledge and belief, including my tax identification number.

TAX IDENTIFICATION NUMBER CERTIFICATION

INSTRUCTIONS: You must cross out item (2) in the below paragraph if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct Tax Identification Number.

Under penalties of perjury I certify that (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. Person (including a U.S. Resident Alien).
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

x
  --------------------------------------------   -------------------------------
  Signature of Owner        Date (mm/dd/yyyy)     Signed at (City/State)

x
  -------------------------------------------------------
  Signature of Joint Owner              Date (mm/dd/yyyy)
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REGISTERED EPRESENTATIVE/INSURANCE AGENT/DEALER INFORMATION
------------------------------------------------------------
Will the Annuity being purchased replace any prior insurance or annuities of this or any other Company?

[ ] No, to the best of my knowledge, this application is not involved in the replacement of any life insurance or annuity contract, as defined in applicable Insurance Department Regulations, except as stated in Statement above. I have complied with the requirements for disclosure and/or replacement.

[ ] Yes. If Yes, please comment below. (Submit a copy of the Replacement
    Notice with this application and leave with the applicant a copy of any written material presented to the applicant.)

Comments:
          ----------------------------------------------------------------------

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Print Name of Representative/Agent
                                  ----------------------------------------------
x
 -------------------------------------------------------------------------------
 Signature of Representative/Agent                             Date (mm/dd/yyyy)

Address
       -------------------------------------------------------------------------
       Street Address            City              State              ZIP Code

Daytime Phone Number                       Email Address
                     --------------------                -----------------------
Registered Representative's/Agent's License I.D. Number
                                                        ------------------------
Print Name of Broker/Dealer
                           -----------------------------------------------------
For Registered Representative's Use Only
Option: [ ] A [ ] B (default) [ ] C [ ] D

Only options A and B are available if you have selected the 0-year or 4-year Alternate Withdrawal Charge Rider.

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IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT
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To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.
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      Mail to: Security Benefit o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com
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V9601 U (1-06)                      MT SB Advisor 15-96012-01  2010/02/15  (4/4)